Exhibit 99.2

Fourth Quarter & FY 2018 Earnings Presentation February 28, 2019

Forward Looking Statements This presentation includes statements that express Laureate's opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to guidance (including, but not limited to, total enrollments, revenue, Adjusted EBITDA, costs, expenditures (including capital expenditures), interest expense, cash flows, earnings per share, runrates and growth rates), our hedging strategy, potential asset sales, currency rates and financial results, and all statements we make related to the conversion of the Series A Preferred Stock and the expansion of our EiP initiative, are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2019, and other filings made with the SEC. These forward-looking statements speak only as of the time of this presentation and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Market and Industry Data” in Laureate’s filings with the SEC. Presentation of Non-GAAP Measures This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the business and performance of Laureate Education Inc. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP measures to the relevant GAAP measures are provided in the appendix to this presentation in the financial tables and our SEC filings.

SUMMARY OVERVIEW Note: Throughout this presentation amounts may not sum to totals due to rounding Amounts presented for enrollments, Revenue and Adjusted EBITDA are for continuing operations only

Summary - 2018 Highlights New Enrollments up 6% for 2018 led by strong growth in Brazil FY18 Margins up 90bps driven mostly by performance in Peru and ANZ (1) 2018 Full Year Free Cash Flow up $241M to $139M well ahead of Target 4Q Adjusted EBITDA ahead of Guidance up 11% Vs. 4Q 2017 (1) Top university rankings and recognitions in all core LATAM markets Portfolio Simplification on track Iberia signed, St Augustine/Thailand closed Improved Capital Structure. PF Net Leverage ~1.5x down from 3.1x in ‘17 Strong Performance in 2018 On an Organic Constant Currency (CC) basis; 4Q Adjusted EBITDA also adjusted for timing impact of 2017 Earthquake in Mexico

Strategic Priorities – 2018 Highlights

1 Simplification & Risk Mgmt
- ✓ $2B+ in announced sales for non-core assets
- ✓ Pro Forma (PF) net leverage ~1.5x
- ✓ PF debt -- USD mix down to ~35%
- ✓ Remediated all material weaknesses

2 Margin Expansion
- ✓ +90bps vs. 2017 (1) ... 21% margin by 2020
- ✓ Common Operating Model rollout in Brazil
- ✓ $35M G&A reduction expected by end of 2019 (2)

3 Capital Efficiency
- ✓ FCF up $241M vs. 2017 … first time > $100M
- ✓ Online Hybridity at 24% for campuses
- ✓ Unlevered FCF margin up to ~9%

4 Growth
- ✓ New UNITEC campus outside Mexico City center
- ✓ Opened 2 new medical schools in Brazil
- ✓ 75% growth in Brazil Distance Learning
- ✓ Continued strong growth in Peru

5 Quality & Outcomes
- ✓ Strong ENADE results in Brazil
- ✓ UPC rated 4-Stars by QSStars
- ✓ UVM – most programs rated Excellent
- ✓ UNAB – Top 5 ranking by Scimago

Great Progress across all Strategic Priorities

Note: Free Cash Flow (FCF) defined as operating cash flow less capital expenditures; Unlevered FCF defined as FCF excluding net interest expense, as a percentage of Revenue
(1) Adjusted EBITDA Margin on an Organic Constant Currency (CC) basis
(2) $10 million to be realized in 2019; remaining $25 million expected to be actioned in late 2019

© 2019 Laureate Education, Inc.
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Q4 and Full YEAR PERFORMANCE RESULTS

Q4 ’18 Variance Notes ($ in millions) (Enrollments in thousands) Results Vs. Q4 ‘17 New Enrollment 24K 44% New Enrollment – Organic(1) 44% Driven by Distance Learning growth in Brazil Total Enrollment 875K 1% Total Enrollment – Organic(1) 1% Peru and Brazil growth offset by economic softness in Mexico Revenue $914 (4%) Revenue – Organic/CC(2) 2% Revenue +4% adjusted for timing impact related to 2017 earthquake in Mexico Adj. EBITDA $229 (13%) Adj. EBITDA – Organic/CC(2) 6% EBITDA +11% adjusted for timing impact related to 2017 earthquake in Mexico Adj. EBITDA margin 25.0% (272 bps) Adj. EBITDA margin – Organic/CC(2) 110 bps Organic results exclude period-over-period impacts from acquisitions and divestitures Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets, as well as ($20.3) million gain on sale of property in the Andean segment 2018 Fourth Quarter – Financial Summary Q4’18 Adjusted EBITDA ahead of Guidance

2018 FY – Financial Summary

($ in millions) (Enrollments in thousands)	FY '18 Results	Variance Vs. FY '17	Notes
New Enrollment	446K	6%	
New Enrollment – Organic[(1)]		6%	• Driven by Distance Learning growth in Brazil
Total Enrollment	875K	1%	
Total Enrollment – Organic[(1)]		1%	• Peru and Brazil growth offset by economic softness in Mexico
Revenue	$3,350	(1%)	
Revenue – Organic/CC[(2)]		2%	
Adj. EBITDA	$623	1%	
Adj. EBITDA – Organic/CC[(2)]		7%	• Strong Performance in Peru, Australia • G&A reduction across all segments
Adj. EBITDA margin	18.6%	42 bps	
Adj. EBITDA margin – Organic/CC[(2)]		89 bps	

~90 bps Margin Expansion led by Productivity Initiatives

(1) Organic results exclude period-over-period impacts from acquisitions and divestitures
(2) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets, ($20.3) million sale of property as well as the impact of a $22.8 million expense recorded in 2017 related to the portion of the April 2017 refinancing transactions that was deemed to be a debt modification.

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Fourth Quarter Does not Represent a Material Intake Period New Enrollment Growth led by Distance Learning in Brazil New Enrollment (NE) Total Enrollment (TE) Notes (Enrollments in thousands) Q4 ’18 Organic Vs. Q4 ’17 Q4 ‘18 Organic Vs. Q4 ’17 Brazil 14 123% 280 3% Strong growth in Distance Learning NE Growth DL: 145%, F2F: 59% TE Growth DL: 46%, F2F: (1%) Mexico 2 n.m. 206 (4%) Andean 1 n.m. 309 3% Rest of World 1 n.m. 19 9% Online & Partnerships 7 (10%) 61 (5%) Walden domestic NE +2% Laureate Total 24 44% 875 1% 2018 Fourth Quarter – Enrollment Dynamics by Segment

2018 FY – Enrollment Dynamics by Segment New Enrollment Growth in all Campus-Based Markets & Domestic Online Market New Enrollment (NE) Total Enrollment (TE) Notes (Enrollments in thousands) FY ’18 Organic Vs. FY ’17 FY ’18 Organic Vs. FY ’17 Brazil 171 14% 280 3% Strong growth in Distance Learning NE Growth DL: 75%, F2F: 2% TE Growth DL: 46%, F2F: (1%) Mexico 109 2% 206 (4%) UNITEC growth offset by softness in UVM Andean 119 2% 309 3% Rest of World 13 8% 19 9% Strong growth in Australia Online & Partnerships 34 (4%) 61 (5%) Walden domestic NE +3% Laureate Total 446 6% 875 1%

Revenue Adj. EBITDA Notes ($ millions) Q4 ‘18 Organic/CC Vs. Q4 ’17 (1) Q4 ‘18 Organic/CC Vs. Q4 ’17 (1) Brazil 185 - 51 3% Mexico 182 (2%) 61 (7%) Adjusted for timing impact related to 2017 earthquake in Mexico: Revenue +4%, Adj. EBITDA +12% Andean 312 7% 82 14% Rest of World 68 9% 25 15% Online & Partnerships 166 (2%) 59 - Corp. & Elimin. 1 n.m. (49) 5% Laureate Total 914 2% 229 6% Adjusted for timing impact related to 2017 earthquake in Mexico: Revenue +4%, Adj. EBITDA +11% Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets, as well as ($20.3) million gain on sale of property in the Andean segment Strong Q4’18 Results – Adjusted EBITDA above Guidance 2018 Fourth Quarter – Revenue, EBITDA Dynamics by Segment

Revenue Adj. EBITDA Notes ($ millions) FY ‘18 Organic/CC Vs. FY ’17 (1) FY ’18 Organic/CC Vs. FY ’17 (1) Brazil 654 (2%) 104 1% Operating Model Benefits net of Pricing and FIES headwinds Mexico 646 2% 143 (1%) UNITEC growth offset by UVM Andean 1,156 7% 317 13% Strong Performance in Peru Rest of World 238 13% 40 31% Scaling up of Australia business Online & Partnerships 664 (4%) 195 (5%) Domestic Business Stabilized Continued Deemphasis of International Segment Corp. & Elimin. (8) n.m. (176) 2% Laureate Total 3,350 2% 623 7% ~ 90 bpts margin progression FY Margins Up ~90 bps vs. Prior Year (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets, ($20.3) million sale of property as well as the impact of a $22.8 million expense recorded in 2017 related to the portion of the April 2017 refinancing transactions that was deemed to be a debt modification. 2018 FY – Revenue, EBITDA Dynamics by Segment

2018 Free Cash Flow Strong Growth in Free Cash Flow Driven by Reduced Interest, Operational Improvements and Capital Efficiency 2017 Actual Italy/Cyp/China (sold) Interest Expense FX / One-Time Items 153 Operations Capex 2018 Actual 12 ($ in millions) NOTE: Free Cash Flow (FCF) defined as operating cash flow less capital expenditures; Variances shown are FX constant at 2017 FX rates Net cash flow impact from assets sold in 2018; lost operating cash flow of ($40M) offset by $22M in interest savings Includes: $23M debt refinancing expense in 2017, $20M in favorable working capital timing, offset by ($31M) FX impact Excludes interest savings from asset sales proceeds utilized to pay down debt Excluding impact from asset sold 1 2 3 4 (102) 139 (18) 76 18

FY ’18 Notes ($ in millions) Reported U.S. Revolver/Term Loan 1,322 U.S. Senior Notes 800 Seller Notes & Local Debt 991 Includes $283M of debt at entities Held For Sale Gross Debt 3,113 Less: Cash (603) Includes $216M of cash at entities Held For Sale Net Debt (12/31/18 actual) 2,510 Wave 1: St Augustine/Malaysia (525) St Augustine closed on February 1st ($400M) Wave 2: Transactions Underway (1,000)+ Spain/Portugal already signed PF Net Debt (post sales) < 985 2018 FY – Capital Structure Clear line of Sight into Net Leverage Below $1bn

2019 Outlook

2019 Full Year Guidance - Summary Based on actual FX rates for January-February 2019, and current spot FX rates (local currency per US dollar) of MXN 19.39, BRL 3.76, CLP 666.00, PEN 3.34 for March - December 2019. FX impact may change based on fluctuations in currency rates in future periods. Organic constant currency FXN y-o-y growth rate of approximately 5%-6%, including the 2% unfavorable impact on y-o-y growth from the implementation of ASC 842 Run-rate for $25 million of G&A savings expected to be actioned in late 2019 Free Cash Flow defined as operating cash flow less capital expenditures FY (1) Organic/CC Q1 (1) ($ in millions) (Enrollments in thousands) 2019 Vs. ’18 2019 Total Enrollments ~ 890K ~ 2% Revenue $3,350 - $3,385 2% - 3% $605 - $615 Adjusted EBITDA(2) $645 - $655 7% - 8% ($28) – ($24) Adjusted EBITDA: Run-Rate (3) $670 - $680 Net Debt $800 Capex as % Revenue ~ 6% Cash Taxes 26% of EBIT (excluding gain on asset sales) Free Cash Flow (4) ~ $145 Note: An outlook for 2019 net income and reconciliation of the forward-looking 2019 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation.

2019 Full Year Guidance - Details

(USD millions, except enrollments in thousands)	Total Enrollment	Revenues	Adj. EBITDA
2018 Results	875	$3,350	$623
Organic Growth	~15K	$67 – $102	$41 – $51
Growth %	~2%	*2% - 3%*	*7% - 8%*
2019 FXN Guidance excl. Lease Acct Impact	~ 890	$3,417 – $3,452	$664 – $674
Lease Accounting Impact (ASC-842)			($13)
2019 FXN Guidance (1)	~ 890	$3,417 – $3,452	$651 – $661
FX Impact (spot FX) (2)		($67)	($6)
2019 Guidance (@ spot FX) (2)	~ 890	$3,350 – $3,385	$645 – $655
G&A Savings Expected to be Actioned in 2019 (run-rate)			$25
2019 Guidance (@ spot FX) (2)(3) **: Run-Rate**	~ 890	$3,350 – $3,385	$670 – $680

(1) Organic constant currency FXN y-o-y growth rate of approximately 5%-6%, including the 2% unfavorable impact on y-o-y growth from the implementation of ASC 842
(2) Based on actual FX rates for January-February 2019, and current spot FX rates (local currency per US dollar) of MXN 19.39, BRL 3.76, CLP 666.00, PEN 3.34 for March - December 2019. FX impact may change based on fluctuations in currency rates in future periods.
(3) Run-rate for $25 million of G&A savings expected to be actioned in late 2019

Note: An outlook for 2019 net income and reconciliation of the forward-looking 2019 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation.

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Continued Strong Growth in FCF Expected – One-Time Expenses & Timing Impacting 2018 Baseline G&A Savings (6) Lease Accounting Change 2018 Actual Operations (13) (20) 2019 FY W/C Timing 2018 Pro Forma Interest (LIBOR increase) FX (10) Capex (4) 2019 Run-Rate ($ in millions) 2019 Free Cash Flow Guidance Note: An outlook for 2019 net income and reconciliation of the forward-looking 2019 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. 35% Growth (2) (1) Based on actual FX rates for January-February 2019, and current spot FX rates (local currency per US dollar) of MXN 19.39, BRL 3.76, CLP 666.00, PEN 3.34 for March - December 2019. FX impact may change based on fluctuations in currency rates in future periods. Run-rate for $25 million of G&A savings expected to be actioned in late 2019 139 106 145 170 59 25

2019 Net Debt Guidance ~70% Net Debt Reduction vs. 2018 Expected (525) 2018 Actual St Augustine / Malaysia 2019 YE (1,000) Wave 2 Divestitures (75) Lease Accounting Impact (ASC-842) (110) FCF, FX & Other 2,510 2018 Pro Forma ($ in millions) Note: An outlook for 2019 net income and reconciliation of the forward-looking 2019 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. 985 800

Appendix

Other Information

Q1 and Q3 are peak intake quarters, but seasonally weak earnings quarters as institutions are largely out of session during the summer season Q1 represents the large intake for our Southern Hemisphere institutions (Brazil, Andean & Rest of World) Q3 represents the large intake for our Northern Hemisphere institutions (Mexico and Online & Partnerships) Seasonality: Main Enrollment Intakes

Large intake cycles at end of Q1 (Southern Hemisphere) and end of Q3 (Northern Hemisphere) drive seasonality of earnings (Q2 and Q4 are our strongest earnings quarters) Revenue Seasonality Adj. EBITDA Seasonality New Enrollments Seasonality Factors Affecting Seasonality Intake cycles Q1 Southern Hemisphere Q3 Northern Hemisphere Academic calendar FX trends Intra-Year Seasonality Trends

Financial Results & Tables

2018 Performance vs Guidance Guidance FY Q4 ($ in millions) (Enrollments in thousands) Level Guidance Results Guidance Results Total Enrollments Continuing Operations ~ 865K 875K + Revenue Continuing Operations $3,340 - $3,355 $3,350 = $903 - $918 $914 = Adjusted EBITDA Continuing Operations $615 - $620 $623 + $221 - $226 $229 + Net Debt (1) Consolidated ~ $2,000 $1,985 = Capex as % Revenue Consolidated 6% - 7% 6% = Cash Interest Consolidated ~ $230 $239 = Free Cash Flow (2) Consolidated ~ $100 $139 ++ Guidance and Results are shown pro-forma to include benefit of net proceeds from the sale of St Augustine and Malaysia Free Cash Flow defined as operating cash flow less capital expenditures

Q4 ’18 B / (W) Vs. Q4 ’17 Notes ($ in millions) Reported $ % Adjusted EBITDA 229 (35) (13%) Impacted by FX; organic/CC up 6% Depreciation & Amort. (50) 2 3% Interest Expense, net (51) 25 33% Reduction in debt levels & reduced interest % Other (29) 40 n.m. Income Tax (67) (172) n.m. Q4 ’17 included one-time favorable benefit of $138M related to U.S. Tax Reform Income/(Loss) From Continuing Operations 31 (141) n.m. Discontinued Operations (Net of Tax) 57 28 n.m. Net Gain/(Loss) on Sale of Disc. Ops. (15) (15) n.m. Net Income / (Loss) 72 (128) n.m. 2018 Fourth Quarter – Net Income Reconciliation Net Income Impacted by One-Time U.S. Tax Reform Gain in Q4 2017

FY ’18 B / (W) Vs. FY ’17 Notes ($ in millions) Reported $ % Adjusted EBITDA 623 8 1% Impacted by FX, organic/CC up 7% Depreciation & Amort. (213) (9) (4%) Interest Expense, net (223) 100 31% Reduction in debt levels and interest % Other (58) 101 n.m. $98M gain upon conversion of preferred equity in April 2018 Income Tax (133) (225) n.m. Q4 ’17 included one-time favorable benefit of $138M related to U.S. Tax Reform Income/(Loss) From Continuing Operations (5) (26) n.m. Discontinued Operations (Net of Tax) 79 6 n.m. Net Gain/(Loss) on Sale of Disc. Ops. 297 297 n.m. ~$300M gain on asset sales Net Income / (Loss) 371 277 n.m. 2018 FY – Net Income Reconciliation Net Income up $277M driven by Asset Sales

2019 Q1 Guidance - Details Note: An outlook for 2019 net income and reconciliation of the forward-looking 2019 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. (USD millions, except enrollments in thousands) Revenues Adj. EBITDA 2018 Results $632 ($30) Organic Growth $10 - $20 ($2) – $2 2019 FXN Guidance excl. Lease Acct Impact $642 - $652 ($32) - ($28) Lease Accounting Impact (ASC-842) ($3) 2019 FXN Guidance $642 - $652 ($35) - ($31) FX Impact (spot FX) (1) ($37) $7 2019 Guidance (@ spot FX) (1) $605 - $615 ($28) - ($24) Based on actual FX rates for January-February 2019, and current spot FX rates (local currency per US dollar) of MXN 19.39, BRL 3.76, CLP 666.00, PEN 3.34 for March. FX impact may change based on fluctuations in currency rates in future periods.

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Consolidated Statements of Operations For the three months ended For the three months ended For the year ended For the year ended December 31, December 31, December 31, December 31, IN MILLIONS 2018 2018 2017 2017 Change Change 2018 2018 2017 2017 Change Change Revenues $ 913.7 $ 951.2 $ (37.5) $ 3,350.2 $ 3,385.9 $ (35.7) Costs and expenses: Direct costs 665.7 710.4 (44.7) 2,746.9 2,821.3 (74.4) General and administrative expenses 105.1 93.6 11.5 299.3 315.5 (16.2) Loss on impairment of assets 3.1 7.1 (4.0) 13.1 7.1 6.0 Operating income 139.8 140.1 (0.3) 291.0 242.0 49.0 Interest income 2.5 2.2 0.3 11.9 11.9 — Interest expense (53.5) (78.2) 24.7 (235.2) (334.9) 99.7 Loss on debt extinguishment — — — (7.5) (8.4) 0.9 (Loss) gain on derivatives (3.8) 9.5 (13.3) 88.3 28.7 59.6 Other income (expense), net 1.4 (1.3) 2.7 12.2 (1.9) 14.1 Foreign currency exchange gain (loss), net 11.5 4.8 6.7 (32.4) 2.5 (34.9) Gain (loss) on sales of subsidiaries, net 0.3 (10.5) 10.8 0.3 (10.5) 10.8 Income (loss) from continuing operations before income taxes and equity in net income of affiliates 98.2 66.5 31.7 128.4 (70.6) 199.0 Income tax (expense) benefit (67.3) 105.0 (172.3) (133.2) 91.3 (224.5) Equity in net income of affiliates, net of tax — 0.2 (0.2) — 0.2 (0.2) Income (loss) from continuing operations 30.8 171.6 (140.8) (4.7) 20.8 (25.5) Income from discontinued operations, net of tax 56.6 28.9 27.7 79.1 72.9 6.2 (Loss) gain on sales of discontinued operations, net of tax (15.3) — (15.3) 296.6 — 296.6 Net income 72.1 200.5 (128.4) 370.9 93.8 277.1 Net income attributable to noncontrolling interests (0.5) (4.7) 4.2 (0.9) (2.3) 1.4 Net income attributable to Laureate Education, Inc. $ 71.6 $ 195.8 $ (124.2) $ 370.1 $ 91.5 $ 278.6 Accretion of Series A convertible redeemable preferred stock and other redeemable noncontrolling interests and equity $ (1.4) $ (106.4) $ 105.0 $ (62.8) $ (298.5) $ 235.7 Gain upon conversion of Series A convertible redeemable preferred stock — — — 74.1 — 74.1 Net income (loss) available to common stockholders $ 70.1 $ 89.5 $ (19.4) $ 381.4 $ (207.0) $ 588.4 Basic and diluted earnings (loss) per share: Basic weighted average shares outstanding 224.0 187.3 36.7 212.8 172.4 40.4 Dilutive weighted average shares outstanding 224.7 187.8 36.9 212.8 172.4 40.4 Basic earnings (loss) per share $ 0.31 $ 0.48 $ (0.17) $ 1.79 $ (1.20) $ 2.99 Diluted earnings (loss) per share $ 0.31 $ 0.48 $ (0.17) $ 1.73 $ (1.20) $ 2.93

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Revenue and Adjusted EBITDA by segment IN MILLIONS % Change $ Variance Components $ Variance Components For the quarter ended December 31, 2018 2018 2017 2017 Reported Organic Constant Currency(1) Total Total Organic Constant Currency Organic Constant Currency Other Other Acq/Div. Acq/Div. FX FX Revenues Brazil $ 184.8 $ 217.8 (15)% —% $ (33.0) $ (0.5) $ — $ — $ (32.5) Mexico 182.3 194.2 (6)% (2)% (11.9) (4.5) — — (7.4) Andean 311.5 306.5 2% 7% 5.0 21.4 — — (16.4) Rest of World 67.8 65.6 3% 9% 2.2 5.6 — — (3.4) Online & Partnerships 166.0 169.4 (2)% (2)% (3.4) (3.4) — — — Corporate & Eliminations 1.3 (2.2) 159% 159% 3.5 3.5 — — Total Revenues $ 913.7 $ 951.2 (4)% 2% $ (37.5) $ 22.2 $ — $ — $ (59.7) Adjusted EBITDA Brazil $ 51.4 $ 72.9 (29)% 3% $ (21.5) $ 2.4 $ (14.7) $ — $ (9.2) Mexico 61.2 68.6 (11)% (7)% (7.4) (5.1) (0.3) — (2.0) Andean 81.8 92.8 (12)% 14% (11.0) 13.4 (20.3) — (4.1) Rest of World 24.5 22.3 10% 15% 2.2 3.4 — — (1.2) Online & Partnerships 58.6 58.8 —% —% (0.2) (0.2) — — — Corporate & Eliminations (48.7) (51.4) 5% 5% 2.7 2.7 — — — Total Adjusted EBITDA $ 228.7 $ 264.0 (13)% 6% $ (35.3) $ 16.5 $ (35.3) $ — $ (16.5) (1) Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets, as well as the impact of a $20.3 million operating gain in 2017 on the sale of property and equipment in our Andean segment. The "Organic Constant Currency" % changes are calculated by dividing the Organic Constant Currency amounts by the 2017 Revenues and Adjusted EBITDA amounts.

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Revenue and Adjusted EBITDA by segment IN MILLIONS % Change $ Variance Components $ Variance Components For the year ended December 31, 2018 2018 2017 2017 Reported Organic Constant Currency(2) Total Total Organic Constant Currency Organic Constant Currency Other Other Acq/Div. Acq/Div. FX FX Revenues Brazil $ 654.3 $ 765.7 (15)% (2)% $ (111.4) $ (14.7) $ — $ — $ (96.7) Mexico 646.1 646.2 —% 2% (0.1) 11.2 — — (11.3) Andean 1,155.7 1,085.6 6% 7% 70.1 71.2 — — (1.1) Rest of World 238.0 214.7 11% 13% 23.3 28.8 — — (5.5) Online & Partnerships 664.2 690.4 (4)% (4)% (26.2) (26.2) — — — Corporate & Eliminations (8.1) (16.8) 52% 52% 8.7 8.7 — — — Total Revenues $ 3,350.2 $ 3,385.9 (1)% 2% $ (35.7) $ 78.9 $ — $ — $ (114.6) Adjusted EBITDA Brazil $ 104.0 $ 134.2 (23)% 1% $ (30.2) $ 1.5 $ (9.4) $ — $ (22.3) Mexico 143.2 147.2 (3)% (1)% (4.0) (0.8) (0.8) — (2.4) Andean 317.1 301.2 5% 13% 15.9 40.0 (20.3) — (3.8) Rest of World 40.4 32.4 25% 31% 8.0 10.0 — — (2.0) Online & Partnerships 194.7 204.5 (5)% (5)% (9.8) (9.8) — — — Corporate & Eliminations (176.3) (204.1) 14% 2% 27.8 5.0 22.8 — — Total Adjusted EBITDA $ 623.1 $ 615.5 1% 7% $ 7.6 $ 45.8 $ (7.7) $ — $ (30.5) (2) Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets, as well as the impact of a $20.3 million operating gain in 2017 on the sale of property and equipment in our Andean segment and a $22.8 million expense in 2017 associated with our debt refinancing transactions in the second quarter of 2017. The "Organic Constant Currency" % changes are calculated by dividing the Organic Constant Currency amounts by the 2017 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Consolidated Balance Sheets IN MILLIONS December 31, 2018 December 31, 2018 December 31, 2017 December 31, 2017 Change Change Assets Cash and cash equivalents $ 388.5 $ 320.6 $ 67.9 Receivables (current), net 249.3 311.1 (61.8) Other current assets 273.0 332.4 (59.4) Current assets held for sale 306.4 324.7 (18.3) Property and equipment, net 1,278.9 1,380.4 (101.5) Goodwill and other intangible assets 2,858.8 3,031.4 (172.6) Other long-term assets 383.3 466.1 (82.8) Long-term assets held for sale 1,031.5 1,224.7 (193.2) Total assets $ 6,769.6 $ 7,391.3 $ (621.7) Liabilities and stockholders' equity Accounts payable and accrued expenses $ 491.3 $ 525.5 $ (34.2) Deferred revenue and student deposits 193.2 184.1 9.1 Total long-term debt, including current portion 2,695.5 3,095.3 (399.8) Total due to shareholders of acquired companies, including current portion 45.4 71.8 (26.4) Other liabilities 616.2 656.0 (39.8) Current and long-term liabilities held for sale 662.7 857.3 (194.6) Total liabilities 4,704.3 5,390.0 (685.7) Convertible redeemable preferred stock — 400.3 (400.3) Redeemable noncontrolling interests and equity 14.4 13.7 0.7 Total stockholders' equity 2,050.9 1,587.3 463.6 Total liabilities and stockholders' equity $ 6,769.6 $ 7,391.3 $ (621.7)

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Consolidated Statements of Cash Flows For the year ended December 31, For the year ended December 31, IN MILLIONS 2018 2018 2017 2017 Change Change Cash flows from operating activities Net income $ 370.9 $ 93.8 $ 277.1 Depreciation and amortization 240.0 264.7 (24.7) Loss on impairment of assets 13.1 40.6 (27.5) Gain on sale of subsidiaries and disposal of property and equipment, net (292.1) (5.8) (286.3) Gain on derivative instruments (89.1) (29.3) (59.8) Proceeds from settlement of derivative contracts 14.1 — 14.1 Loss on debt extinguishment 7.5 8.4 (0.9) Interest paid on deferred purchase price for acquisitions (4.5) (39.4) 34.9 Unrealized foreign currency exchange loss 37.8 4.1 33.7 Income tax receivable/payable, net 48.9 (10.7) 59.6 Working capital, excluding tax accounts (77.4) (208.7) 131.3 Other non-cash adjustments 127.7 74.5 53.2 Net cash provided by operating activities 396.9 192.2 204.7 Cash flows from investing activities Purchase of property and equipment (238.0) (274.1) 36.1 Expenditures for deferred costs (19.9) (19.7) (0.2) Receipts from sale of subsidiaries and property and equipment, net of cash sold 375.8 9.8 366.0 Business acquisitions, net of cash acquired (17.0) (0.8) (16.2) Investing other, net 14.6 0.1 14.5 Net cash provided by (used in) investing activities 115.5 (284.7) 400.2 Cash flows from financing activities Decrease in long-term debt, net (382.4) (140.1) (242.3) Payments of deferred purchase price for acquisitions (13.7) (94.9) 81.2 Proceeds from issuance of convertible redeemable preferred stock, net of issuance costs — 55.3 (55.3) Payment of dividends on Series A Preferred Stock and to noncontrolling interests (11.1) (19.4) 8.3 Proceeds from initial public offering, net of issuance costs — 456.4 (456.4) Payments of debt issuance costs and redemption and call premiums for debt modification (0.6) (81.2) 80.6 Financing other, net (2.3) (18.5) 16.2 Net cash (used in) provided by financing activities (410.1) 157.6 (567.7) Effects of exchange rate changes on cash (13.5) 25.9 (39.4) Change in cash included in current assets held for sale (31.7) (32.5) 0.8 Net change in cash and cash equivalents 57.0 58.4 (1.4) Cash and cash equivalents at beginning of period 532.8 474.3 58.5 Cash and cash equivalents at end of period $ 589.8 $ 532.8 $ 57.0 Liquidity (including Undrawn Revolver) $ 680.0 $ 653.6 $ 26.4

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Non-GAAP Reconciliation (1 of 2) For the three months ended For the three months ended For the year ended For the year ended December 31, December 31, December 31, December 31, IN MILLIONS 2018 2018 2017 2017 Change Change 2018 2018 2017 2017 Change Change Income (loss) from continuing operations 30.8 171.6 (140.8) (4.7) 20.8 (25.5) Plus: Equity in net income of affiliates, net of tax — (0.2) 0.2 — (0.2) 0.2 Income tax expense (benefit) 67.3 (105.0) 172.3 133.2 (91.3) 224.5 Income (loss) from continuing operations before income taxes and equity in net income of affiliates 98.2 66.5 31.7 128.4 (70.6) 199.0 Plus: (Gain) loss on sale of subsidiaries, net (0.3) 10.5 (10.8) (0.3) 10.5 (10.8) Foreign currency exchange (gain) loss, net (11.5) (4.8) (6.7) 32.4 (2.5) 34.9 Other (income) expense, net (1.4) 1.3 (2.7) (12.2) 1.9 (14.1) Loss (gain) on derivatives 3.8 (9.5) 13.3 (88.3) (28.7) (59.6) Loss on debt extinguishment — — — 7.5 8.4 (0.9) Interest expense 53.5 78.2 (24.7) 235.2 334.9 (99.7) Interest income (2.5) (2.2) (0.3) (11.9) (11.9) — Operating income 139.8 140.1 (0.3) 291.0 242.0 49.0 Plus: Depreciation and amortization 50.2 51.8 (1.6) 213.5 204.3 9.2 EBITDA 190.0 191.9 (1.9) 504.5 446.3 58.2 Plus: Share-based compensation expense (3) 0.2 19.6 (19.4) 9.7 61.8 (52.1) Loss on impairment of assets (4) 3.1 7.1 (4.0) 13.1 7.1 6.0 EiP implementation expenses (5) 35.5 45.3 (9.8) 95.8 100.2 (4.4) Adjusted EBITDA $ 228.7 $ 264.0 $ (35.3) $ 623.1 $ 615.5 $ 7.6 (3) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718. (4) Represents non-cash charges related to impairments of long-lived assets. (5) EiP implementation expenses are related to our enterprise-wide initiative to optimize and standardize our processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. The first wave of EiP began in 2014 and was substantially completed in 2017, and includes the establishment of regional shared services organizations (SSOs) around the world, as well as improvements to our system of internal controls over financial reporting. Given the success of the first wave of EiP, we have expanded the initiative into other back- and mid-office areas, as well as certain student-facing activities, in order to generate additional efficiencies and create a more efficient organizational structure. Also included in EiP are certain non-recurring costs incurred in connection with the planned and completed dispositions..

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Non-GAAP Reconciliation (2 of 2) For the year ended December 31, For the year ended December 31, IN MILLIONS 2018 2018 2017 2017 Change Change Net cash provided by operating activities $ 396.9 $ 192.2 $ 204.7 Capital expenditures: Purchase of property and equipment (238.0) (274.1) 36.1 Expenditures for deferred costs (19.9) (19.7) (0.2) Free cash flow $ 139.0 $ (101.6) $ 240.6 The following table presents Free cash flow and reconciles Net cash flows from operating activities to Free cash flow for the years ended December 31, 2018 and 2017:

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